UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 01, 2022

REMITLY GLOBAL, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	021-344104	83-2301143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Third Avenue, Suite 2100
Seattle, WA 98101
(Address of Principal Executive Offices and Zip Code)
(888) 736-4859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RELY	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 1, 2022, Remitly Global, Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the shareholders of the Company voted on the following two proposals:

Proposal 1 — Election of Directors
The following nominees were elected to the Company’s Board of Directors to hold office for terms to expire upon the annual shareholders’ meeting to be held in 2025 and until their successors are elected and qualified, or until their earlier death, resignation or removal. The votes cast at the Annual Meeting were as follows:

Nominee	For	Withheld	Broker Non-Votes
Phillip Riese	75,116,178	9,599,917	21,799,680
Ron Shah	75,057,500	9,658,595	21,799,680

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved based upon the following votes:

For	Against	Abstain
99,845,241	6,383,157	287,377

Item 7.01 Regulation FD Disclosure.
In April and May of 2022, the Talent and Compensation Committee of the Board of Directors of the Company granted equity compensation awards to certain executives and employees of the Company under the Company’s 2021 Equity Incentive Plan. While the Talent and Compensation Committee recommended that the Company’s Chief Executive Officer and Chairman of the Board of Directors, Matthew Oppenheimer, be included in these awards, Mr. Oppenheimer declined to be considered for an equity compensation award in recognition of industry-wide shareholder focus on dilution and to further support employee performance awards granted in the 2022 fiscal year.

The information in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Exchange Act, regardless of any general incorporation language contained in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Remitly Global, Inc.

Date: June 3, 2022	By:	/s/ Saema Somalya
Saema Somalya
Executive Vice President, Legal and Risk

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